UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 3, 2020

ASTEC INDUSTRIES INC
 (Exact Name of Registrant as Specified in Charter)

TN	001-11595	62-0873631
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1725 SHEPHERD ROAD
CHATTANOOGA, TN 37421
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (423) 899-5898
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	ASTE	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Astec Industries, Inc. on March 3, 2020 regarding its results of operations and financial condition for the fourth quarter and year ended December 31, 2019.

Item 2.02. Results of Operations and Financial Condition

On March 3, 2020, Astec Industries, Inc. (the “Company”) furnished a current report on Form 8-K (the “Original Form 8-K”) that included a press release regarding its financial results and financial condition for the fourth quarter and year ended December 31, 2019.  In the Original Form 8-K, the previously announced potential sale of the Company’s GEFCO, Inc. (“GEFCO”) subsidiary resulted in GEFCO’s net assets being accounted for as “assets held for sale” and its net assets were reduced to their estimated fair value based upon early indications of interest from potential purchasers. Currently, the sale of the GEFCO business under the terms and timing contained in the early indications of interest is unlikely.  As a result, the value of the GEFCO’s assets is now accounted for as “assets held and used.” The Company’s current plan is to exit the GEFCO oil and gas business and continue to operate and pursue an exit strategy for the GEFCO water and geothermal well business.  The related oil and gas inventories on hand at December 31, 2019 have been reduced to their net realizable value considering the Company’s planned exit.  Accordingly, the Company issued an updated press release setting fourth its updated and revised results of operations and financial condition for the fourth quarter and year ended December 31, 2019 (the “Updated Press Release”).  A copy of the Updated Press Release is attached hereto as Exhibit 99.1.

Item 7.01. Regulation FD Disclosure

On March 4, 2020 the Company held a live audio webcast to discuss its financial results for the fourth quarter and year ended December 31, 2019. In connection with the webcast, the Company furnished to the U.S. Securities and Exchange Commission a slide presentation  which was attached as exhibits to the Original Form 8-K. An updated slide presentation is attached to this Report on Form 8-K/A as Exhibit 99.2 and is incorporated by reference to this Item 7.01.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1	Updated and Revised Press Release, dated March 17, 2020 issued by the Company
99.2	Updated and Revised Slide Presentation, dated March 17, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Astec Industries, Inc. (Registrant)

Date: March 17, 2020	By:	/s/ Rebecca A. Weyenberg
Rebecca A. Weyenberg
Chief Financial Officer

EXHIBIT INDEX

99.1	Updated and Revised Press Release, dated March 17, 2020 issued by the Company
99.2	Updated and Revised Slide Presentation, dated March 17, 2020